Exhibit 99.1

Novavax Corporate Presentation January 2025 © 2025 NOVAVAX. All rights reserved.

2 Cautionary note regarding forward - looking statements © 2025 NOVAVAX. All rights reserved. This presentation includes forward - looking statements . These forward - looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning . These forward - looking statements address various matters including Novavax’s corporate strategy and operating plans, objectives and prospects ; its value drivers and near - term priorities ; its partnerships, including expectations with respect to potential royalties, milestones, and cost reimbursement, and plans for additional potential partnering activities ; the potential for its CIC and stand - alone influenza study to be used for accelerated approval and the timing of updates related thereto its expectations regarding manufacturing capacity, timing, production and delivery for its COVID - 19 vaccine ; the development of Novavax’s clinical and preclinical product candidates and innovation expansion opportunities ; the conduct, timing and potential results from clinical trials and other preclinical studies ; scope, timing and outcome of future and pending regulatory filings and actions ; potential market sizes and demand for its COVID - 19 vaccine and product candidates ; full year 2024 financial guidance ; expected combined annual R&D and SG&A expenses for 2025 and 2026 ; the amount and impact of Novavax’s cost reduction plans ; Novavax’s future financial or business performance ; and plans with respect to Novavax’s existing advanced purchase agreements . Novavax cautions that these forward - looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements . These risks and uncertainties include, without limitation, Novavax’s ability to successfully and timely manufacture, market, distribute, or deliver its updated 2024 - 2025 formula COVID - 19 vaccine and the impact of its not having received a BLA from the FDA for the 2024 - 2025 vaccination season ; challenges related to Novavax’s partnership with Sanofi and in pursuing additional partnership opportunities ; challenges satisfying, alone or together with partners, various safety, efficacy, and product characterization requirements, including those related to process qualification, assay validation and stability testing, necessary to satisfy applicable regulatory authorities ; challenges or delays in conducting clinical trials or studies for its product candidates, including increased costs associated with the Phase 3 trial for our CIC and stand - alone influenza vaccine candidates ; challenges or delays in obtaining regulatory authorization for its product candidates, including for future COVID - 19 variant strain changes, its CIC vaccine candidate, its stand - alone influenza vaccine candidate or other product candidates ; manufacturing, distribution or export delays or challenges ; Novavax’s substantial dependence on Serum Institute of India Pvt . Ltd . and Serum Life Sciences Limited for co - formulation and filling Novavax’s COVID - 19 vaccine and the impact of any delays or disruptions in their operations ; difficulty obtaining scarce raw materials and supplies including for its proprietary adjuvant ; resource constraints, including human capital and manufacturing capacity ; constraints on Novavax’s ability to pursue planned regulatory pathways, alone or with partners ; challenges in implementing its global restructuring and cost reduction plan ; challenges in obtaining commercial adoption and market acceptance of its updated 2024 - 2025 formula COVID - 19 vaccine or any COVID - 19 variant strain containing formulation, or for its CIC vaccine candidate and stand - alone influenza vaccine candidate or other product candidates ; challenges meeting contractual requirements under agreements with multiple commercial, governmental, and other entities, including requirements to deliver doses that may require Novavax to refund portions of upfront and other payments previously received or result in reduced future payments pursuant to such agreements and challenges in amending or terminating such agreements ; challenges related to the seasonality of vaccinations against COVID - 19 ; challenges related to the demand for vaccinations against COVID - 19 or influenza ; challenges in identifying and successfully pursuing innovation expansion opportunities ; Novavax’s expectations as to expenses and cash needs may prove not to be correct for reasons such as changes in plans or actual events being different than its assumptions ; and the risks identified under the heading “Risk Factors” in Novavax’s most recent Annual Report on Form 10 - K and subsequent Quarterly Reports on Form 10 - Q, as well as subsequent filings with the Securities and Exchange Commission . Novavax cautions investors not to place considerable reliance on the forward - looking statements contained in this presentation . Investors are encouraged to read Novavax’s filings with the Securities and Exchange Commission, available at www . sec . gov and on our website at www . novavax . com , for a discussion of these and other risks and uncertainties . The forward - looking statements in this presentation speak only as of the date of this presentation, and we undertake no obligation to update or revise any of these statements . Our business is subject to substantial risks and uncertainties, including those referenced above . Investors, potential investors, and others should give careful consideration to these risks and uncertainties . Novavax TM (and all associated logos) is a trademark of Novavax, Inc . Matrix - MTM is a trademark of Novavax AB .

3 Preliminary Financial Data / Non - GAAP financial measures © 2025 NOVAVAX. All rights reserved. Preliminary Financial Data Novavax is in the process of finalizing its financial results for the year ended December 31 , 2024 , and the preliminary financial data included in this presentation is based on available information to date . This financial data for the year ended December 31 , 2024 is preliminary and may change . This preliminary financial data has been prepared by, and is the responsibility of, Novavax’s management . Ernst & Young LLP, Novavax’s independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to this preliminary financial data, nor have any other independent accountants . Accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto . Novavax’s actual results for this period may differ from the foregoing preliminary financial data and such changes could be material . In addition, this preliminary financial data should not be viewed as a substitute for full financial statements for the year ended December 31 , 2024 prepared in accordance with U . S . generally accepted accounting standards . Additional information that will be material to investors will be provided in these financial statements, and, accordingly, investors should not place undue reliance on the limited preliminary information being provided herein . Non - GAAP financial measures The Company has used a non - GAAP financial measure in this presentation, which is adjusted combined R&D and SG&A expenses, net of Sanofi reimbursement costs under the Sanofi Agreement . Non - GAAP financial measures refer to financial information adjusted from financial measures prepared in accordance with accounting principles generally accepted in the United States (GAAP) . The Company believes that the presentation of this adjusted financial measure is useful to investors as it provides additional information on comparisons between periods by including certain items that affect overall comparability . The Company uses this non - GAAP financial measure for business planning purposes and to consider underlying trends of its business and believes presenting this measure also provides useful information to investors and others for understanding and evaluating trends in the Company’s expenses in the same manner as the Company’s management . Non - GAAP financial measures should be considered in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP . The use of this non - GAAP financial measure may differ from similar measures reported by other companies and may not be comparable to other similarly titled measures .

Table of Contents Corporate Overview and Growth Strategy • Corporate strategy • Novavax technology  • Value drivers  + impact • Pipeline Value Drivers • Sanofi and additional future partnerships • Late - stage pipeline • Leveraging our technology • Emerging, early - stage pipeline Establishing a Lean Operating Model to Drive Shareholder Value  • Lean and agile organization • Financial guidance 2025: Year Ahead • What to expect in 2025 and beyond 4 © 2025 NOVAVAX. All rights reserved.

Corporate Overview & Growth Strategy © 2025 NOVAVAX. All rights reserved.

Our strategy is focused on building a company based upon our scientific expertise in vaccines and our proven technology platform to achieve our ambition of tackling some of the world’s most pressing health challenges. Starting with our core expertise in infectious disease and expanding into other vaccine - preventable diseases and oncology, we will grow our own pipeline as well as collaborate to potentially improve or expand the portfolios of partners.” John C. Jacobs President and Chief Executive Officer Novavax is Focused on Harnessing the Promise of Vaccine Innovation to Help People Live Healthier Lives © 2025 NOVAVAX. All rights reserved. 6

Value - creating corporate growth strategy of research and development (R&D) plus business development supported by a lean operating model Phase 3 COVID - 19 - Influenza Combination (CIC) and stand - alone flu programs, plus disciplined approach to early - stage R&D as driver of innovative new assets Sanofi relationship serves as model for future strategic partnerships 7 Positioned for success Diversified & value - generating vaccine pipeline Differentiated & clinically proven technology Partner of choice Novavax is Driving Vaccine Innovation to Tackle Global Health Challenges and Create Value for Our Stakeholders Through R&D and Business Development Protein - based nanoparticle and Matrix - M have potential to generate best - in - class vaccines with reduced cost of goods © 2025 NOVAVAX. All rights reserved.

Technology Platform and Deep Vaccine Expertise Fuels Innovation and Partnerships

Recombinant Protein-based Nanoparticle



Our recombinant protein-based nanoparticle is **highly immunogenetic and efficacious.**[1]

CLINICALLY PROVEN

Helps immune system recognize a virus from different angles, improving immune response

Reassuring safety profile[1]

Refrigerator-stable

Well-suited for development of combination vaccines

Greater dose of antigen in a safe and targeted manner

Disease-agnostic and adaptable

+

Matrix-M™ Adjuvant



Our proprietary adjuvant can be added to vaccines to help induce a **stronger, more potent and longer-lasting immune response**.[2]

CLINICALLY PROVEN

Excellent tolerability

Favorable safety profile in clinical trials[2,3]

Allow use of a lower dose of antigen that is still effective[2]

Reduce the cost of production by using less antigen product when manufacturing[2]

Potentially enable new vaccines to be developed for certain poorly immunogenic pathogens

1.Dunkle LM, Kotloff KL, Gay CL et al. Efficacy and Safety of NVX-CoV2373 in Adults in the United States and Mexico. *New England Journal of Medicine*, 386(6), 531-543 (2022).
2.Heath PT, Galiza EP, Baxter DN et al. Safety and Efficacy of the NVX-CoV2373 COVID-19 Vaccine at Completion of the Placebo-Controlled Phase of a Randomized Controlled Trial. *Clinical Infectious Diseases*, (2022)
3.Áñez. Safety, Immunogenicity, and Efficacy of the NVX-CoV2373 COVID-19 Vaccine in Adolescents. JAMA Netw Open. Published April 26, 2023. doi:10.1001/jamanetworkopen.2023.9135
4.Shinde V, Cai R, Plested J, Cho I, Fiske J, Pham X, Zhu M, Cloney-Clark S, Wang N, Zhou H, Zhou B, Patel N, Massare MJ, Fix A, Spindler M, Thomas DN, Smith G, Fries L, Glenn GM. Induction of Cross-Reactive Hemagglutination Inhibiting Antibody and Polyfunctional CD4+ T-Cell Responses by a Recombinant Matrix-M-Adjuvanted Hemagglutinin Nanoparticle Influenza Vaccine. Clin Infect Dis. 2021 Dec 6;73(11):e4278-e4287. doi: 10.1093/cid/ciaa1673. PMID: 33146720; PMCID: PMC8664440.
5.Shinde V, Cho I, Plested JS, Agrawal S, Fiske J, Cai R, Zhou H, Pham X, Zhu M, Cloney-Clark S, Wang N, Zhou B, Lewis M, Price-Abbott P, Patel N, Massare MJ, Smith G, Keech C, Fries L, Glenn GM. Comparison of the safety and immunogenicity of a novel Matrix-M-adjuvanted nanoparticle influenza vaccine with a quadrivalent seasonal influenza vaccine in older adults: a phase 3 randomised controlled trial. Lancet Infect Dis. 2022 Jan;22(1):73-84. doi: 10.1016/S1473-3099(21)00192-4. Epub 2021 Sep 23. PMID: 34563277.
6.Linda Stertman, Anna-Karin E. Palm, Behdad Zarnegar, Berit Carow, Carolina Lunderius Andersson, Sofia E. Magnusson, Cecilia Carnrot, Vivek Shinde, Gale Smith, Gregory Glenn, Louis Fries & Karin Lövgren Bengtsson (2023) The Matrix-M™ adjuvant: A critical component of vaccines for the 21st century, Human Vaccines & Immunotherapeutics, 19:1, DOI: 10.1080/21645515.2023.2189885
7.Datoo MS, Natama HM, Somé A, Bellamy D, Traoré O, Rouamba T, Tahita MC, Ido NFA, Yameogo P, Valia D, Millogo A, Ouedraogo F, Soma R, Sawadogo S, Sorgho F, Derra K, Rouamba E, Ramos-Lopez F, Cairns M, Provstgaard-Morys S, Aboagye J, Lawrie A, Roberts R, Valéa I, Sorgho H, Williams N, Glenn G, Fries L, Reimer J, Ewer KJ, Shaligram U, Hill AVS, Tinto H. Efficacy and immunogenicity of R21/Matrix-M vaccine against clinical malaria after 2 years' follow-up in children in Burkina Faso: a phase 1/2b randomised controlled trial. Lancet Infect Dis. 2022 Dec;22(12):1728-1736. doi: 10.1016/S1473-3099(22)00442-X. Epub 2022 Sep 7. PMID: 36087586.

© 2025 NOVAVAX. All rights reserved.
8

9 1st product launch in 2022 WHO authorization of R21/Matrix - M malaria vaccine with Oxford University and Serum Institute of India New corporate growth strategy unveiled 2024 Evolution of Business Model to Focus on R&D and Diversified Partnerships COVID - 19 vaccine launched in multiple markets  New  leadership in 2023  New CEO and  executive team restructure   2nd product launch in 2023 Sanofi partnership  announced May 2024 Collaboration and licensing agreement with multiple potential revenue streams Focus on driving value through R&D and partnerships/collaborations  Strong Foundation with Future Focus on Innovating and Partnering Our Technology Platform Foundational Technology Innovation to Vertically Integrated Commercial Company with Singular Focus on COVID - 19 © 2025 NOVAVAX. All rights reserved.

Corporate Growth Strategy New Corporate Strategy Delivers Value Through R&D and Partnerships In - house early - stage R&D to build a pipeline of high - value assets using our proven technology Partnerships to drive value creation for our R&D assets earlier in the development process, and for Matrix - M alone Four Value Drivers One Operating Model 1 2 1 2 3 4 Sanofi partnership Late - stage pipeline Leverage our proven technology platform to drive additional partnerships and deals Emerging, early - stage pipeline Lean and focused R&D and business development operating model  10 © 2025 NOVAVAX. All rights reserved.

In - House R&D Pipeline Diversification 11 © 2025 NOVAVAX. All rights reserved. 1. Authorized in select geographies under trade names Novavax COVID - 19 Vaccine, Adjuvanted; Covovax ; and Nuvaxovid .

Additional Value Generation through Partnerships

Therapeutic Area	Candidate	Preclinical	Phase 1	Phase 2	Phase 3	Authorized Use	Partner
Developed by partners leveraging Novavax technology							
Parasitic diseases **Malaria**	**R21/Matrix-M™ adjuvant[1]**	Matrix-M → Authorized Use					SII
Respiratory diseases **COVID-19 + seasonal influenza**	**RIV3 (FLUBLOK) - NCT06695130[2]**	Matrix-M → Phase 1/2					sanofi
Respiratory diseases **COVID-19 + seasonal influenza**	**TIV-HD (FLUZONE High-Dose) NCT06695117[2]**	Matrix-M → Phase 1/2					sanofi
Respiratory diseases **Additional Vaccines**	**Licensed rights to develop additional combination vaccines using our COVID-19 vaccine**						sanofi
Vaccines using our Matrix-M™ adjuvant	**Licensed rights to develop vaccines using our Matrix-M™ adjuvant**						sanofi

1. Commercialized by Serum Institute of India; Granted prequalification by the WHO and distributed by UNICEF to endemic countries in Africa.
2. Granted Fast Track designation in the U.S.

novavax

© 2025 NOVAVAX. All rights reserved.
12

2024 Accomplishments 13 © 2025 NOVAVAX. All rights reserved. x Corporate Growth Strategy renewed x Gavi settlement in February 2024 x Sanofi partnership agreement in May 2024 x U.S. COVID - 19 BLA acceptance by FDA x U.S. FDA EUA for updated COVID - 19 vaccine in August 2024 x CIC and stand - alone influenza Phase 3 trial initiation in December 2024 x Sale of Czech manufacturing facility for $200 million x $50 million milestone from Sanofi associated with a COVID - 19 pediatric trial

VALUE DRIVER 1 Sanofi Partnership © 2025 NOVAVAX. All rights reserved.

Our partnership with Sanofi sets the bar for what is possible when our novel technology platform is combined with others’ world - class commercialization capabilities. This collaboration with Sanofi is just the beginning. By leveraging our people, our science and our technology we aim to improve existing or create new products and, in the process, deliver outstanding value for all our stakeholders.” Elaine O’Hara Executive Vice President and Chief Strategy Officer Existing and Future Partnerships Promise to Increase Access to Our Technology and Fuel Value to Stakeholders © 2025 NOVAVAX. All rights reserved. 15

Sanofi P artnership has the Potential to Drive Business Through Multiple Revenue Streams 16 Co - exclusive license to co - commercialize Novavax’s current stand - alone adjuvanted COVID - 19 vaccine worldwide* Sole license to Novavax’s adjuvanted COVID - 19 vaccine for use in combination with Sanofi’s flu and other vaccines Non - exclusive license to use the Matrix - M adjuvant in vaccine products Sanofi took a minority (<5%) equity investment in Novavax * Except in countries with existing Advance Purchase Agreements and in India, Japan, and South Korea where Novavax has existi ng partnership agreements Future partnerships further validate our technology platform and have the potential to provide significant opportunity to drive value creation, increase access to our technology and benefit global health © 2025 NOVAVAX. All rights reserved.

Novavax's COVID-19 Vaccine: Solid Foundation Established for Success as Sanofi Assumes Co-commercialization Leadership

VALUE DRIVER 1

2024-2025 COVID-19 Season Highlights

- Maintained a **competitive position** against mRNA vaccines in **select settings**
- Achieved **~70% market share in a regional retailer**
- Targeted marketing campaign, with **53% of claims** coming from primary **target audience of 65+**
- **Novavax's COVID-19 vaccine induces broad neutralizing responses across all variants** tested, including KP.3.1.1 and XEC, indicating that our vaccine should provide acceptable coverage against currently circulating variants

+

Novavax + Sanofi Partnership

- **Sanofi's world-class leadership** in launching and commercializing innovative vaccines
- **Increased access** to protein-based vaccine for consumers worldwide novavax
Novavax COVID-19 Vaccine, Adjuvanted
2024-2025 Formula
Injectable Suspension, for Intramuscular Use
10 single-dose pre-filled syringes
Each syringe contains 1 dose of 0.5 mL
Needles not included
For 12 years of age and older
For use under Emergency Use Authorization

novavax

© 2025 NOVAVAX. All rights reserved.
17

Sanofi Partnership Has the Potential to Provide Durable Cash Flows Over Time

1

Payment Type	Expected Event Timing*	Line Item	Amount ($M)	Related To
Upfront Payment and Equity Investment (~$570 Million)	Q2 2024	License, Royalties & Other	$500 ✓	$500M upfront payment received in Q2 2024 o $391M recognized in Q2 2024 o $109M amortized over the performance period through 2026
	Q2 2024	Balance Sheet	~$70 ✓	Equity investment
Milestones ($700 Million)	Q4 2024	License, Royalties & Other	$50 ✓	Pediatric database lock – revenue recognition amortized over performance period through 2026
	Q2 2025		$175	BLA Approval – PDUFA date in April 2025
	2025		$25	Transfer of U.S. market authorization
	2025		$25	Transfer of EU market authorization
	Late 2026		$75	Technology transfer completed
	Per Sanofi development plan		$125	Initiation of Phase 3 trial of Sanofi influenza-COVID-19 program
			$225	First commercial sale of Sanofi combination product
Royalties	2025 & forward	License, Royalties & Other	High Teens to low Twenties %	Nuvaxovid tiered net product sales royalty
	Per Sanofi development plan	License, Royalties & Other	Mid-single digits to sub teens %	Sanofi influenza-COVID-19 & other combination products tiered net product sales royalty
Cost Reimbursement	2025 - 2026	License, Royalties & Other	Variable	Product supply, select R&D activities and technology transfer during the performance period through 2026

In addition, Novavax is eligible to receive economics under the Matrix-M license agreement

*Company estimate of when event may occur rather than when payment becomes due novavax

© 2025 NOVAVAX. All rights reserved.
18

Significant Interest in Both Matrix - M and R&D Assets in Development Partnership potential in exploration phase • M aterial transfer agreement with a leading pharma company in Q4 2024 • Partnership interest in H5N1 avian pandemic influenza assets • Significant interest in partnering / out - licensing Matrix - M adjuvant CURRENT PARTNERSHIPS © 2025 NOVAVAX. All rights reserved. 19

VALUE DRIVER 2 Late - stage Pipeline © 2025 NOVAVAX. All rights reserved.

Novavax Combination and Stand - alone Flu Phase 3 Clinical Trial Initiated in December 2024 21 • Initiated Phase 3 trial in December 2024 • Initial cohort of ~2,000 participants • Immunogenicity comparisons to standalone COVID - 19 and commercial trivalent influenza vaccine • A dults age 65+ • Exploring options to support accelerated approval for CIC • Continued market need: 60% consumer preference for all - in - one option Commercial Flu Vaccine CIC Novavax's COVID - 19 Vaccine Novavax's Flu Vaccine Participants to be randomized to one of four arms: Immunogenicity comparisons Immunogenicity comparisons Anticipate program update in Q2 2025 Intend to partner to advance to filing and commercialization © 2025 NOVAVAX. All rights reserved.

Pursuing Partnership for our Differentiated Combination and Stand-alone Flu Vaccine Candidates

VALUE DRIVER 2

Leverage Proven Technology Platform

Commercialized **COVID-19 vaccine** with demonstrated efficacy and tolerability profile

+

Trivalent influenza vaccine candidate with positive Phase 3 results generated

+

Matrix-M induces broad antibody response and long-lived cellular response

Influenza (65+)

Anticipated Profile Advantages

Robust immune responses that likely improve upon existing vaccines

Broader **protection against forward drifted strains**

Attractive target product profile (TPP) with potential for superiority versus current enhanced vaccines, with prefilled syringe and refrigeration-stable storage

Influenza + COVID-19 (65+)

Anticipated Profile Advantages

Favorable side effect profile compared to mRNA offerings

Broader **protection against forward drifted strains**

Expected to be **first available non-mRNA** option

Attractive TPP with prefilled syringe and refrigeration-stable storage novavax

© 2025 NOVAVAX. All rights reserved.

22

Clinical Outcomes Highlight the Partnership Opportunity for our Programs in High-value Markets

VALUE DRIVER 2

Influenza (65+)

Phase 2 Data

44–89% higher HAI* responses for A strains compared to Fluzone® HD; non-inferior B-strains
31 – 56% higher for all four strains compared to FLUAD®

105-113% higher MN response to Fluzone® HD and 67 – 86% higher than FLUAD® for A strains

Substantially higher polyfunctional* CD4+ to Fluzone® HD or FLUAD®

Comparable reactogenicity to Fluzone® HD and FLUAD®

Phase 2: Influenza + COVID-19 (65+)

Phase 2 Data



10,000
1,000
100
10
1
Adjusted MN GMT with 95% CI
35%
24%
35%
6%
-14%
17%
CIC
Fluzone HD
FLUAD®
FLUAD
Prototype
7%
Adjusted* MN GMT with 95% CI
NVX-CoV2373
A/Wisconsin (H1N1)
A/Darwin (H3N2)
B/Austria (Vic)
6%
8%
43%
18%
-7%
9%
Adjusted* HAI GMT with 95% CI

CIC wild-type HAI* **responses generally consistent** with Fluzone® HD and FLUAD®

Strong immune response with SARS-CoV-2 anti-S IgG and neutralization responses achieved levels seen in Nuvaxovid™ Phase 3 trial

Comparable reactogenicity to Fluzone® HD and FLUAD®

novavax

*Baseline-adjusted wild-type HAI or MN or CD4+. FLUAD® is a registered trademark of Seqirus UK Limited; Fluzone® High-Dose Quadrivalent® is a registered trademark of Sanofi Pasteur Inc.

© 2025 NOVAVAX. All rights reserved.

23

Solid Foundation to Advance Our Differentiated H5N1 Avian Pandemic Influenza Program Leveraging Our Infectious Disease Expertise to Address Potential Pandemics • H5N1 vaccine candidate currently undergoing preclinical evaluation • Evaluating multiple highly pathogenic avian influenza strains • Ability to quickly pivot to evaluate new strains as they emerge 24 Exploring Partnerships • Ready to join preparedness efforts and pursue funding opportunities • Currently available vaccines produce relatively low neutralization responses and seroconversion rates, so improved options are needed © 2025 NOVAVAX. All rights reserved.

VALUE DRIVER 3 Leveraging our Technology © 2025 NOVAVAX. All rights reserved.

Matrix - M Holds Incredible Promise for Our Own Vaccines and to Improve Other Companies’ Existing or New Vaccines R21/Matrix - M Malaria Vaccine: The Power of Matrix - M Partnership • Partnership with University of Oxford and Serum Institute of India • Used in multiple African countries to prevent malaria in children aged 5 months to 3 years, with 15+ countries to offer the vaccine by 2025 • One of only two malaria vaccines recommended for use in malaria endemic areas • Expected to save 10,000s of young lives every year 26 • Used in our COVID - 19 vaccine and to expand our pipeline • Potential to enhance other companies’ existing and new vaccines • Exploring development of new Matrix - M formulations for new applications © 2025 NOVAVAX. All rights reserved.

Matrix-M™ Can be Added to Vaccines to Induce Stronger and Longer-lasting Immune Response

VALUE DRIVER 3

Actively partnering Matrix-M with vaccine companies to **improve existing portfolios and bring new vaccines to market**

Matrix-M™ Adjuvant Attributes[1,2,3]

- Increased magnitude and breadth of antibody response
- Induces polyfunctional T-cells
- Supports FcR-mediated responses
- Antigen-sparing
- Favorable safety and reactogenicity profile

Value Proposition and Proof Points

- Improve upon existing viral vaccines
  Example: Inactivated egg-based influenza
- Improve immune response, antigen-sparing, reduce COGs
  Example: Pneumococcal polysaccharide
- Explore opportunities and potential partnerships in oncology
- Enable new vaccine development for poorly immunogenic pathogens
  Master Transfer Agreement established with leading pharmaceutical company to evaluate Matrix-M activity in bacterial vaccine program
- Explore development of new Matrix-M formulations for new applications novavax

1. Stertman, L et al., 2023
2. Kalkeri, R et al., 2024
3. Datoo, MS et al., 2022

© 2025 NOVAVAX. All rights reserved.

27

1 2 4 8 16 32 64 128 256 512 C o m p e t i n g A n t i b o d y E q u i v a l e n t ( C A E , μ g / m l ) HA (1.5g/Strain) + Matrix-M (5g) LOD Competition binning : A/Darwin/6/21 HA ✱✱✱✱ (p= <0.0001) ✱✱✱✱ (p= <0.0001) ✱ (p= 0.0299) Licensed IIV Licensed IIV + Matrix-M 28 Mice vaccinated on days 0 and 21, HAI measured at day 35 1 8 16 32 64 128 256 512 1024 2048 4096 H A I T i t e r ( G M T , 9 5 % C I ) Licensed IIV Licensed IIV + Matrix-M HA (0.5g/Strain) + Matrix-M (5g) A/Victoria/4897/22 B/Austria/1359417/21 A/Darwin/9/21 B/Phuket/3073/13 ✱✱ (p= 0092) ✱ (p =<0.0001) Competition binning: A/Darwin/6/21 HA 1 Matrix - M is Backed By Clinical Results That Show its Benefits When Added to Vaccines CASE STUDY Matrix - M has the potential to produce a more potent, highly protective vaccine by increasing the magnitude and breadth of response 1 © 2025 NOVAVAX. All rights reserved. 1. Portno A. et al.; Influenza hemagglutinin nanoparticle vaccine elicits broadly neutralizing antibodies against structurally distinct domains of H3N2 HA. Vaccines. 2020 Feb 22; 8, 99; doi:10.3390/vaccines8010099. HA (0.5µg/µ gStrain ) + Matrix - M (5µg) HA (1.5µg/µ gStrain ) + Matrix - M (5µg)

CASE STUDY Vaccine Vaccine + Matrix-M 10 1 10 2 10 3 10 4 10 5 Pneumococcal Vaccine (~3μg) I g G T i t e r ( E C 5 0 ) LOD 8.3 Fold- Rise Anti- Pneumococal Vaccine IgG Matrix - M Increases Antibody Detection Anti - Pneumococcal IgG Matrix - M Increases Antibody Activity Opsonophagocytic Killing (OPK) Mice vaccinated on days 0, 14, and 28. Antibody testing at day 42. Early Novavax research demonstrated that Matrix - M could produce a more potent bacterial vaccine, reducing the amount of antigen needed per dose and reducing manufacturing costs. 29 Early Research Shows Existing Pneumococcal Vaccines Could Benefit from Matrix - M © 2025 NOVAVAX. All rights reserved.

VALUE DRIVER 4 Emerging, Early - stage Pipeline © 2025 NOVAVAX. All rights reserved.

Novavax’s R&D expertise, paired with our transformative technology, should allow us to expand our pipeline with high - value programs.” Ruxandra Draghia - Akli, MD, PhD Executive Vice President and Head of R&D Novavax's Technology Creates Opportunities to Strategically Diversify Our Pipeline © 2025 NOVAVAX. All rights reserved. 31

We are Identifying Early - stage Pipeline and Innovation Expansion Opportunities as Part of Our R&D Strategy to Support Long - term Growth Core Expertise COVID - 19 - Influenza Combination (CIC), stand - alone seasonal influenza vaccine candidates COVID - 19 CIC Flu New Opportunities in Infectious Disease Therapeutic Area Expansion RSV Comb./ Avian Pandemic Flu Potential Expansion Beyond Infectious Diseases Oncology New Opportunities in Infectious Disease Varicella - Zoster (shingles), Clostridioides difficile (C. diff) colitis Experience in Infectious Disease RSV combinations and H5N1 avian pandemic influenza vaccine candidates 32 © 2025 NOVAVAX. All rights reserved.

In - House R&D Pipeline Diversification 33 © 2025 NOVAVAX. All rights reserved. 1. Authorized in select geographies under trade names Novavax COVID - 19 Vaccine, Adjuvanted; Covovax ; and Nuvaxovid .

Additional Value Generation through Partnerships

Developed by partners leveraging Novavax technology

Therapeutic Area	Candidate	Preclinical	Phase 1	Phase 2	Phase 3	Authorized Use	Partner
Parasitic diseases **Malaria**	R21/Matrix-M™ adjuvant[1]	Matrix-M (bar through Authorized Use)					SII
Respiratory diseases **COVID-19 + seasonal influenza**	RIV3 (FLUBLOK) - NCT06695130[2]	Matrix-M Phase 1/2					sanofi
Respiratory diseases **COVID-19 + seasonal influenza**	TIV-HD (FLUZONE High-Dose) NCT06695117[2]	Matrix-M Phase 1/2					sanofi
Respiratory diseases **Additional Vaccines**	Licensed rights to develop additional combination vaccines using our COVID-19 vaccine						sanofi
Vaccines using our Matrix-M™ adjuvant	Licensed rights to develop vaccines using our Matrix-M™ adjuvant						sanofi

1. Commercialized by Serum Institute of India; Granted prequalification by the WHO and distributed by UNICEF to endemic countries in Africa.
2. Granted Fast Track designation in the U.S.

novavax

© 2025 NOVAVAX. All rights reserved.
34

Establishing a Lean Operating Model to Drive Shareholder Value © 2025 NOVAVAX. All rights reserved.

36 We remain focused on improving the financial strength and performance of Novavax to drive shareholder value. Through a diligent approach to our cost structure, we are creating an agile and lean organization that is positioned to deliver on our strategy.” Jim Kelly Executive Vice President, Chief Financial Officer and Treasurer Driving Shareholder Value While Remaining Agile © 2025 NOVAVAX. All rights reserved.

Continuing to Significantly Reduce Operating Footprint and Expenses

Targeting FY 2024 combined R&D and SG&A expenses of $700 - $750 million

Prepared to initiate an additional cost reduction program to reduce combined R&D and SG&A expenses with a portion of expenses to be reimbursed by Sanofi under the agreement

Exiting commercial operations enables elimination of commercial and supply chain costs

Completed sale of Czech Republic manufacturing facility to Novo Nordisk for $200 million

Combined Annual R&D and SG&A Expense[1]



$1.7B
$1.2B
$700M - $750M
~$500M
~$350M
~$1.4B & 80% reduction compared to FY 2022
FY 2022 Actual
FY 2023 Actual
FY 2024 Expected
FY 2025 Expected
FY 2026 Expected

Expect a portion of 2025 & 2026 costs to be reimbursed by Sanofi under the agreement
~$450M[2] for FY 2025, net of expected $50M reimbursement

1. Expected Combined Annual R&D and SG&A expenses target for FY 2025 is inclusive of the costs associated with the initial Phase 3 clinical activity for our CIC and stand-alone influenza vaccine candidates and is subject to revisions and updates as next steps are determined
2. Non-GAAP financial measure

novavax

© 2025 NOVAVAX. All rights reserved.

37

Current Financial Guidance Full Year 2024 $ in millions $650 - $700 Total Revenue $175 - $225 Product Sales 1 $475 Licensing, Royalties and Other Revenue 2 $700 - $750 Combined R&D and SG&A 38 Guidance Notes : Guidance as of November 12, 2024. We undertake no obligation to update or revise this guidance in the future. 1. Full year 2024 product sales guidance reflects approximately $ 100 million in APA dose deliveries in 1 H 2024 and $ 75 million to $ 125 million of commercial market sales in 2 H 2024 . 2. Full year 2024 Licensing, royalties and other revenue guidance includes $ 450 million of revenue recognition from the $ 500 million Sanofi agreement upfront payment and $ 25 million in royalty and other revenue from partner - related activities . © 2025 NOVAVAX. All rights reserved.

Continued operating expense reduction resulting in ~ 80% decrease in expenses by 2026 compared to 2022 Right - sized combined R&D & SG&A expenses Optimized facility footprint $200 million sale of CZ manufacturing facility to Novo Nordisk , with significant non - dilutive capital and annual cost reductions of ~$ 80 million Significant Progress in Improving Novavax’s Financial Strength Clear and actionable strategy fueled by lean, strategic R&D and innovation - focused corporate structure 39 Significantly decreased current liabilities by > $ 1.3 billion since the end of 2022 , including settlement with Gavi Strengthened financial position Started triggering milestone payments Began operationalizing Sanofi partnership, including late 2024 $50 million milestone and continued progress for COVID - 19 vaccine (BLA acceptance, EUA) to help set Sanofi up for future success © 2025 NOVAVAX. All rights reserved.

2025: Year Ahead © 2025 NOVAVAX. All rights reserved.

41 © 2025 NOVAVAX. All rights reserved. 2025 and Beyond Additional Sanofi - related milestones Data from late - stage assets Additional and enhanced partnerships Advancement of early - stage pipeline WHAT TO EXPECT KEY MILESTONES U.S. COVID - 19 BLA PDUFA date of April 2025 Sanofi CIC Phase 3 trial initiation Sanofi royalty opportunities from fall 2025 COVID - 19 commercial performance Transition U.S. + EU markets to Sanofi Data from initial cohort in CIC and stand - alone influenza Phase 3 trial

Thank you 42 © 2025 NOVAVAX. All rights reserved.